UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Datasea Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DATASEA, INC.
c/o WCST Shareholder Services
721 N. Vulcan Ave. Ste. 106
Encinitas, CA 92025-2191

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

CONTROL NUMBER:
EXERCISE YOUR *RIGHT* TO VOTE — SCAN ME

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOLLOW THE INSTRUCTIONS BELOW TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.

MEETING TYPE:	ANNUAL MEETING OF SHAREHOLDERS **FOR HOLDERS AS OF:** MARCH 20, 2025
MEETING DATE & TIME:	MAY 7, 2025 AT 9:00 A.M LOCAL TIME
LOCATION:	Room 302-5, Building C, Gemdale Viseen International Center, No.5 Shengfang Road, Daxing District , BEIJING PRC

---BEFORE YOU VOTE ---

HOW TO REQUEST AND VIEW COPIES OF OUR MATERIALS

PHONE:	FAX:	VIEW MATERIALS ONLINE VIA THE INTERNET:	EMAIL:
CALL 1-619-664-4780	SEND THIS CARD TO 760-452-4423	**HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-DTSS/** AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	proxy@wcsti.com INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED IN THE PROXY STATEMENT.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: **HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-DTSS/**

---HOW TO VOTE---

VOTE BY INTERNET	TO VOTE BY INTERNET, GO TO **HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-DTSS/** BEFORE 11:59 A.M. EASTERN TIME **MAY 06, 2025** USING THE CONTROL NUMBER SHOWN AT THE UPPER RIGHT CORNER OF THIS NOTICE.
VOTE IN PERSON	IF YOU CHOOSE TO VOTE THESE SHARES IN PERSON AT THE MEETING, YOU MUST REQUEST A PAPER COPY OF THE MATERIALS WHICH WILL INCLUDE A PROXY CARD.
VOTE BY MAIL	YOU CAN VOTE BY MAIL BY REQUESTING A PAPER COPY OF THE MATERIALS WHICH WILL INCLUDE A PROXY CARD.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1. TO ELECT THE FIVE (5) NOMINEEES LISTED IN THE PROXY STATATEMENT TO THE COMPANY'S BOARD OF DIRECTORS;
2. TO RATIFY THE APPOINTMENT OF KREIT & CHIU LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2025
3. TO APPROVE AMENDMENT NO. 4 TO OUR 2018 EQUITY INCENTIVE PLAN;
4. TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY
5. ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, IF ANY, THE PROXIES ARE AUTHORIZED TO VOTE THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY IN ACCORDANCE WITH THEIR BEST JUDGEMENT

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON MARCH 20, 2025 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS ABOVE.
PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD